Exhibit 99.1

NEWS RELEASE

For Immediate Release February 9, 2026	Investors: William S. Marshall SVP, Investor Relations (804) 287-8108 Bill.Marshall@pfgc.com	Media: Scott Golden Director, Communications & Engagement (804) 484-7873 Scott.Golden@pfgc.com

Performance Food Group Company Announces Pricing of Offering of $1.06 billion of 5.625% Senior Notes due 2034

RICHMOND, Va. - Performance Food Group Company (“PFG”) (NYSE: PFGC) announced today that its indirect wholly-owned subsidiary, Performance Food Group, Inc. (the “Issuer”), priced its previously announced offering of $1.06 billion aggregate principal amount of 5.625% Senior Notes due 2034 (the “notes”). PFG anticipates that the consummation of the offering will occur on February 19, 2026, subject to customary closing conditions. PFG intends to use the net proceeds from the offering, together with borrowings under its revolving credit facility, to redeem all of the Issuer’s outstanding 5.500% Senior Notes due 2027, including to pay fees and expenses related thereto.

The notes will be guaranteed by PFGC, Inc., the Issuer’s direct parent company (“Parent”), and each of Parent’s existing and future material wholly-owned domestic restricted subsidiaries, subject to certain exceptions.

The notes to be offered have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The notes will be offered, by the initial purchasers, only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act and non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act.

This press release is being issued pursuant to Rule 135(c) under the Securities Act, and it is neither an offer to sell nor a solicitation of an offer to buy any securities and shall not constitute an offer to sell or a solicitation of an offer to buy, or a sale of any securities in any jurisdiction in which such offer, solicitation or sale is unlawful.

About Performance Food Group Company

Performance Food Group is an industry leader and one of the largest food and foodservice distribution companies in North America with more than 150 locations. Founded and headquartered in Richmond, Virginia, PFG and our family of companies market and deliver quality food and related products to over 300,000 locations including independent and chain restaurants; businesses, schools and healthcare facilities; vending and office coffee service distributors; big box retailers, theaters and convenience stores; and direct to consumers. PFG’s success as a Fortune 100 company is achieved through our approximately 43,000 dedicated associates committed to building strong relationships with the valued customers, suppliers and communities we serve.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to the offering of the notes and intended use of proceeds from the offering. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words.

Such forward-looking statements are subject to various risks and uncertainties. The following factors, in addition to those discussed under the section entitled Item 1A. Risk Factors in PFG’s Annual Report on Form 10-K for the fiscal year ended June 28, 2025 filed with the Securities and Exchange Commission (the “SEC”) on August 13, 2025, as such factors may be updated from time to time in PFG’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, could cause actual future results to differ materially from those expressed in any forward-looking statements:

•	costs and risks associated with a potential cybersecurity incident or other technology disruption;

•	PFG’s reliance on technology and risks associated with disruption or delay in implementation of new technology, including artificial intelligence;

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economic factors, including inflation or other adverse changes such as a downturn in economic conditions, geopolitical events, tariff increases, or a public health crisis, negatively affecting consumer confidence and discretionary spending;

•	PFG’s reliance on third-party suppliers;

•	labor relations and cost risks and availability of qualified labor;

•	competition in PFG’s industry is intense, and PFG may not be able to compete successfully or adjust cost structure where one or more of PFG’s competitors successfully implement lower costs;

•	PFG operates in a low margin industry, which could increase the volatility of its results of operations;

•	PFG’s profitability is directly affected by cost inflation and deflation, commodity volatility, and other factors;

•	PFG does not have long-term contracts with certain customers;

•	group purchasing organizations may become more active in PFG’s industry and increase their efforts to add PFG’s customers as members of these organizations;

•	changes in eating habits of consumers;

•	extreme weather conditions, including hurricane, earthquake and natural disaster damage and extreme heat or cold;

•	volatility of fuel and other transportation costs;

•	PFG’s inability to increase its sales in the highest margin portion of its business;

•	changes in pricing practices of PFG’s suppliers;

•	PFG’s growth and innovation strategy may not achieve the anticipated results;

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risks relating to acquisitions, including the risk that PFG is not able to realize benefits of acquisitions or successfully integrate the businesses it acquires or that it incurs significant integration costs;

•	a portion of PFG’s sales volume is dependent upon the distribution of cigarettes and other tobacco products, sales of which are generally declining;

•	negative media exposure and other events that damage PFG’s reputation;

•	impact of uncollectibility of accounts receivable;

•	the cost and adequacy of insurance coverage and increases in the number or severity of insurance and claims expenses;

•	the potential impacts of shareholder activists or potential bidders;

•	the integration of artificial intelligence into PFG’s processes;

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environmental, health, and safety costs, including compliance with current and future environmental laws and regulations relating to carbon emissions and climate change and related legal or market measures;

•	PFG’s inability to comply with requirements imposed by applicable law or government regulations, including increased regulation of e-vapor products and other alternative nicotine products;

•	increase in excise taxes or reduction in credit terms by taxing jurisdictions;

•	the potential impact of product recalls and product liability claims relating to the products PFG distributes and other litigation;

•	adverse judgments or settlements or unexpected outcomes in legal proceedings;

•	risks relating to PFG’s outstanding indebtedness, including the impact of interest rate increases on its variable rate debt;

•	PFG’s ability to raise additional capital on commercially reasonable terms or at all; and

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the possibility that the expected synergies and other benefits from the integration of the acquisition of Cheney Bros., Inc. will not be realized or will not be realized within the expected time period.

Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in PFG’s filings with the SEC. Any forward-looking statement, including any contained herein, speaks only as of the time of this release or as of the date they were made and PFG does not undertake to update or revise them as more information becomes available or to disclose any facts, events, or circumstances after the date of this press release or PFG’s statement, as applicable, that may affect the accuracy of any forward-looking statement, except as required by law.

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